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                                  EXHIBIT 10.1

                                 PROMISSORY NOTE

FOR VALUE RECEIVED the undersigned promises to pay to 1st Realty Investments, Inc. a Nevada Corporation and or its Assignees, or order, the principal sum of Twenty Thousand DOLLARS, with interest from the 22nd day of September 2000, a the rate of Nine (9%) percent per annum on the unpaid balance until paid or until default, both principal and interest payable in lawful money of the United States of America, at 5115 North Scottsdale Road, Scottsdale, AZ 85250 or as such place as the legal holder hereof may designate in writing. The principal and interest shall be due and payable as follows: Pro rata payments of principal and accrued interest from the sale of lots at the property known as "Dynamite Heights" being a 14+\- acre property located on North Scottsdale Road near the intersection of Mary Sharon.

If not sooner paid, the entire remaining indebtedness, together with any accrued interest thereon, shall be due and payable on September 22, 2003.

If payable in installments, each such installment shall, unless otherwise provided, be applied first to payment of interest then accrued and due on the unpaid principal balance, with the remainder applied to the unpaid principal.

In the event of (a) default in payment of any installment of principal or interest hereof as the same becomes due and such default is not cured within ten
(10) days from the due date, or (b) default under the terms of any instrument securing the Note, and such default is not cured within fifteen (15) days after written notice to maker, then in either such event the holder may, without further notice, declare the remainder of the principal sum, together with all interest accrued thereon, and the prepayment premium, if any, at once due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. The unpaid principal of this Note and any part thereof, accrued interest and all other sums due under this note and the Deed of Trust or security instrument, if any, shall bear interest at the rate of Twelve (12) percent per annum after default until paid.

All parties to this Note, including maker and any sureties, endorsers, or guarantors, hereby waive protest, presentment, notice of dishonor, and notice of acceleration of maturity and agree to continue to remain bound for the payment of principal, interest, and all other sums due under this Note and the Deed of Trust or security instrument, notwithstanding any change or changes by way of release, surrender, exchange, modification or substitution of any security for this Note or by way of any extension or extensions of time for the payment of principal and interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice or consent of any of them.

Upon default, the holder of this Note may employ an attorney to enforce the holder's rights and remedies and the maker, principal, surety, guarantor and endorsers of this Note hereby agree to pay to the holder reasonable attorneys fees not exceeding a sum equal to Twenty Five (25%) percent of the outstanding balance owing on said Note, plus all other reasonable expenses incurred by the holder in exercising any of the holder's right and remedies upon default. The rights and remedies of the holder as provided in this Note and any instrument securing this Note shall be cumulative and may be pursued singly, successively, or together against the property described in the Deed of Trust or security instrument, or any other funds, property or security held by the holder for payment or security , in the sole discretion of the holder. The failure to exercise any such right or remedy shall not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.

This Note is to be governed and construed in accordance with the laws of the State of Arizona.
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IN TESTIMONY WHEREOF, each corporate maker has caused this instrument to be executed in its corporate name by its Authorized Member or Officer, all as authorized by order of its Members at a duly authorized meeting thereof.

                                        FIRST COMMERCE MARKETING L.L.C.
                                        an Arizona limited liability company

                                        /s/   David Telles
                                              -------------
                                        Name  David Telles
                                              -------------
                                        Title Managing Member
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